--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant            [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement      Confidential, for use of the
[X] Definitive Proxy Statement       Commission only (as permitted
[_] Definitive Additional Materials  by Rule 14a-6(e)(2)).
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or
 (S)240.14a-12

                            FARO TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)

                            FARO TECHNOLOGIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:
   __________________________________________________________________________

  (2)  Aggregate number of securities to which transaction applies:
   __________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   __________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:
   __________________________________________________________________________

  (5) Total fee paid:
   __________________________________________________________________________

[_] Fee previously paid with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
   __________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:
   __________________________________________________________________________

  (3) Filing Party:
   __________________________________________________________________________

  (4) Date Filed:
   __________________________________________________________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            FARO TECHNOLOGIES, INC.

                                 [LOGO OF FARO]

                              125 Technology Park
                            Lake Mary, Florida 32746

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 1, 2001

                               ----------------

To the Shareholders of FARO Technologies, Inc.:

  Notice is hereby given that the Annual Meeting of Shareholders of FARO Technologies, Inc. (the "Company") will be held at the offices of the Company, 125 Technology Park, Lake Mary, Florida, on Tuesday, May 1, 2001 at 10:00 A.M., local time, for the following purposes:

  1. To elect two directors, each to serve for a term of three years, and one director to serve for a term of one year.

  2. To transact such other business as may properly come before the meeting.

  Shareholders of record as of the close of business on March 15, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

                                        By Order of the Board of Directors

                                        /s/ Gregory A. Fraser
April 2, 2001                           GREGORY A. FRASER, Ph.D.
                                        Secretary

                             YOUR VOTE IS IMPORTANT

 Shareholders who do not expect to attend the meeting in person are urged to complete, date and sign the enclosed proxy and return it promptly in the enclosed postage-paid envelope.

                            FARO TECHNOLOGIES, INC.

                                 [LOGO OF FARO]

                              125 Technology Park
                            Lake Mary, Florida 32746

                              PROXY STATEMENT FOR
                      2001 ANNUAL MEETING OF SHAREHOLDERS

                               ----------------
  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of FARO Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 1, 2001 at 10:00 A.M., local time, at the offices of the Company, 125 Technology Park, Lake Mary, Florida, and at any adjournment or postponement of Annual Meeting. The telephone number at that address is (407) 333-9911. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy, together with the Company's Annual Report to Shareholders and Form 10-K for the year ended December 31, 2000, are first being sent to shareholders on or about March 30, 2001 to shareholders entitled to vote at the Annual Meeting.

  Shareholders of record as of March 15, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 11,030,706 shares of the Common Stock outstanding and entitled to vote. There is no other class of voting securities outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of shareholders. Votes may not be cumulated in the election of directors. The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the share of Common Stock entitled to vote will constitute a quorum for purposes of the Annual Meeting.

  If the proxy card accompanying this Proxy Statement is properly executed, dated and returned to the Company, and not revoked, the shares of Common Stock represented by the proxy will be voted as instructed on the proxy card. If no instructions are given, the shares of Common Stock represented by the proxy will be voted "FOR" each of the Proposals listed in the Notice of Annual Meeting of Shareholders and described more fully in this Proxy Statement. The giving of the proxy does not affect the right to vote in person if the shareholder attends the Annual Meeting. The shareholder may revoke the proxy at any time prior to the voting of the shares represented by the proxy by giving written notice of revocation to the Secretary of the Company, by delivering to the Secretary of the Company a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting by written ballot in person.

  Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting. Proxies solicited by this Proxy Statement will be returned to the Board of Directors and will be tabulated by an inspector of elections designated by the Board of Directors who will not be employed by the Company or any of its affiliates.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting who will also determine whether a quorum is present for the transaction of business. The Company's Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

  Under Florida law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. Shareholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope, which requires no postage if mailed in the United States. Shareholders are urged to indicate their votes in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given in the proxy. Where no instructions are indicated, signed proxies will be voted "FOR" each of the proposals listed in the Notice of Annual Meeting of Shareholders. Returning your completed proxy will not prevent you from voting in person at the Annual Meeting, should you be present and wish to do so.

  The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone by directors, officers, and other employees of the Company without additional compensation. The Company also has made arrangements with brokerage firms, banks, nominees, and other fiduciaries to forward proxy solicitation materials for shares of common stock held of record to the beneficial owners of such shares. The Company will reimburse such record holders for their reasonable out-of-pocket expenses.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

  The Board of Directors recommends the following nominees for election as directors and urges each shareholder to vote "FOR" the nominees. Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as directors of the nominees named below, unless authority to do so is withheld.

  The Company's Board of Directors is divided into three classes, as nearly equal as possible, with each class serving three-year terms expiring at the third annual meeting of shareholders after their elections. The term of one of the classes of directors expires at the 2001 Annual Meeting of Shareholders. Accordingly, two directors will be elected at the Annual Meeting to serve until their terms expire at the 2004 Annual Meeting of Shareholders (in each case, until their respective successors are elected and qualified).

  In addition to the class of directors whose terms expire at the 2001 Annual Meeting of Shareholders, the Florida Business Corporation Act requires that any director elected by the Board of Directors during the year to fill a vacancy on the Board of Directors must stand for re-election by the shareholders at the next meeting of the shareholders. One director was elected by the Board of Directors during the year 2000 to fill a vacancy. This director will be elected at the Annual Meeting to serve until 2002, which is the year that the term of his class of director expires, or until his successor is elected and qualified.

  In the event any such nominee is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unable, or if elected, will decline to serve.

  The following information is set forth with respect to the persons nominated for election as a director and each director of the Company whose term of office will continue after the meeting.

                  Nominees for Election at the Annual Meeting

                                                                Director  Term
                           Name                             Age  Since   Expires
                           ----                             --- -------- -------
Norman Schipper, Q.C.......................................  70   1982    2001
Alexandre Raab.............................................  76   1982    2001
Stephen R. Cole............................................  49   2000    2002

Norman Schipper,        Formerly, a Partner in the Toronto office of the law
Q.C...................  firm of Goodmans from 1962 until his mandatory retirement as Partner on December 31, 1997; now
                        Counsel to the firm.
Alexandre Raab........  Chairman of the Board of Advanced Agro Enterprises, a
                        privately held company in Ontario, Canada, since 1991.
                        Mr. Raab is the father of Simon Raab.
Stephen R. Cole.......  Fellow of Institute of Chartered Accountants of
                        Ontario, Canada. President since 1975 and Founding
                        Partner of Cole & Partners, a Toronto, Canada based mergers and acquisition and corporate finance advisory service company.

  Messrs. Schipper and Alexandre Raab each will be elected for a three year term, with their terms expiring at the 2004 Annual Meeting of Shareholders. Mr. Cole was elected by the Board of Directors during 2000 to fill a vacancy on the Board. If elected at this Annual Meeting, Mr. Cole will be elected for a one-year term expiring at the 2002 Annual Meeting of Shareholders.

          Directors Whose Terms Will Continue After the Annual Meeting

                                                                Director  Term
                           Name                             Age  Since   Expires
                           ----                             --- -------- -------
Simon Raab, Ph.D. .........................................  48   1982    2003
Hubert D'Amours............................................  62   1990    2003
Andre Julien...............................................  57   1986    2003
Gregory A. Fraser, Ph.D....................................  46   1982    2002

Simon Raab, Ph.D. ....  Chairman of the Board and Chief Executive Officer of
                        the Company since its inception in 1982, and President since 1986. Mr. Raab is a co-founder of the Company and is the son of Alexandre Raab.
Hubert d'Amours.......
                        President of Montroyal Capital, Inc. and Capimont, Inc., two venture capital investment firms, since 1990.
Andre Julien..........
                        Independent consultant, formerly President, LAB Pharmacological Research International, Montreal Canada. Former President and owner of Chateau Paints, Inc., a coatings and paint manufacturer in Montreal, Canada from 1969 until 1994.
Gregory A. Fraser.....
                        Co-founder of the Company, has served as Executive Vice President since September 1999. Formerly Chief Financial Officer and Executive Vice President since May 1997. Secretary, Treasurer and a director of the Company since its inception in 1982.

                               BOARD OF DIRECTORS

General

  Seven meetings of the Board were held during 2000. In all the meetings, 96% of the members attended the meetings of the Board and the committees thereof of which they are a member during the periods which they served.

Audit Committee

  The Audit Committee consists of Messrs. d'Amours, Julien, and Cole. There is no formal Chairman of the Audit Committee. The Audit Committee held one meeting during 2000. All members of the Audit Committee were in attendance.

  The Audit Committee reviews the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee also reviews transactions between the Company and any officer or director or any entity in which an officer or director of the Company has a material interest. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

Compensation Committee

  The Compensation Committee consists of all members of Board. Mr. Julien currently serves as Chairman of the Compensation Committee. The Compensation Committee held one meeting during 2000. The Compensation Committee is responsible for establishing the compensation of the Company's directors, officers and other managerial personnel, including salaries, bonuses, termination arrangements and other benefits. In addition, the Compensation Committee administers the Company's 1993 Stock Option Plan, 1997 Employee Stock Option Plan, and 1997 Non-employee Director Stock Option Plan.

Report of the Audit Committee

  Under the guidance of a written charter adopted by the Board of Directors, the Audit Committee is responsible for overseeing the company's financial reporting process on behalf of the Board of Directors. A copy of the charter is included in Appendix A to this proxy statement. Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent certified public accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

  In fulfilling its responsibilities, the Audit Committee recommended to the Board the selection of the company's independent certified public accountants, Ernst & Young LLP. That firm has discussed with the Committee and provided written disclosures to the Committee on (1) that firm's independence as required by the Independence Standards Board and (2) the matters required to be communicated under generally accepted auditing standards.

  The Committee reviewed with the independent certified public accountants the overall scope and specific plans for its audit. Without management present, the Committee met separately with the independent certified public accountants to review the results of their examinations, their evaluation of the company's internal controls, and the overall quality of the Company's accounting and financial reporting. The Committee reviewed and discussed with management and the independent certified public accountants the Company's audited financial statements.

  Following these actions, the Committee recommended to the Board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Director Compensation

  Under the 1997 Non-Employee Directors' Fee Plan, directors of the Company who are not executive officers are entitled to receive fees of $1,000 for each Board meeting attended, and $500 per committee meeting attended, plus the expenses of attending meetings. During 2000, Messrs. d'Amours, Cole, Colley, Julien, Alexandre Raab, and Schipper earned directors' fees of $8,000, $4,500, $3,500, $8,000, $7,500, and $7,500, respectively. In 2000, Mr. Alexandre Raab waived his earned fees.

  Generally, upon election to the Board, and then annually on the day following the annual meeting of shareholders, each director who is not an executive officer is granted a stock option to acquire 3,000 shares of Common Stock. The exercise price for such shares is equal to the closing sale price of the Common Stock as reported on The Nasdaq Stock Market on the date the director is elected or reelected to the Board, or on the date of the day following the annual meeting of shareholders for directors whose term will continue after the annual meeting. Options granted to Directors generally are granted upon the same terms and conditions as options granted to executive officers and key employees. Additionally, the Company's 1997 Non-employee Directors' Fee Plan permits non-employee directors to elect to receive directors' fees in the form of Common Stock rather than cash.

Common Stock issued in lieu of cash directors' fees are issued at the end of the quarter in which the fees are earned, with the number of shares being based on the fair market value of the Common Stock for the five trading days immediately preceding the last business day of the quarter. Directors may defer the receipt of fees for federal income tax purposes, whether payable in cash or in Common Stock. During the year ended December 31, 2000, the non-employee directors' fees were paid in cash only to Mr. Colley. All remaining non-employee directors' fees were deferred for federal income tax purposes.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  During the year ended December 31, 2000, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "Commission") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except for a late filing of a Form 3--Initial Statement of Beneficial Ownership of Securities by Stephen Cole and a Form 4--Statement of Changes in Beneficial Ownership for the month of June, 2000 by Hubert d'Amours. The Company has relied solely on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission providing this information.

                        BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date (except as noted) by each person known to the Company to own beneficially more than five percent of the Company's Common Stock, each director, each nominee for election as a director, each executive officer, and all executive officers and directors as a group.

                                                           Amount     Percent
                                                        Beneficially    of
               Name of Beneficial Owner                  Owned (1)   Class (2)
               ------------------------                 ------------ ---------
Simon Raab, Ph.D. (3)..................................  3,095,695    27.45%
Gregory A. Fraser, Ph.D. (4)...........................    602,265     5.38%
Hubert d'Amours (5)....................................     95,997       *
Andre Julien (6).......................................     52,265       *
Alexandre Raab (7).....................................    514,879     4.65%
Norman H. Schipper, Q.C. (8)...........................    187,757     1.69%
Stephen R. Cole (9)....................................     24,227       *
Wellington Management Company, LLP (10)................    970,000     8.79%
All directors and executive officers as a group (7
 persons) (11).........................................  4,573,085    41.46%

----------------
  *  Represents less than one percent of the Company's outstanding Common
     Stock.
 (1) The named shareholders have sole voting and dispositive power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated. Shares owned includes deferred share units payable in shares of Common Stock on a one-for-one basis under the 1997 Non-Employee Directors' Fee Plan.
 (2) Percentage is based on the number of shares of the Company's Common Stock outstanding as of March 20, 2001 plus the number of shares issuable to all directors and executive offices pursuant to currently exercisable stock options.
 (3) Includes 2,849,028 shares held by Xenon Research, Inc. ("Xenon"), and includes options to purchase (i) 80,000 shares at $13.20 per share, (ii) 100,000 shares at $14.30 per share, and (iii) 66,667 shares at $3.64 per share which Mr. Raab has the right to acquire pursuant to currently exercisable stock options. Simon Raab and Diana Raab, his spouse, own all of the outstanding capital stock of Xenon. The number of shares does not include options to purchase 33,333 shares at $3.64 per share which Mr. Raab has the right to acquire pursuant to stock options which are currently not exercisable.
 (4) Includes 55,010 shares held by Linda Fraser and includes options to purchase (i) 60,000 shares at $12.00 per share, (ii) 60,000 shares at $13.00 per share, and (iii) 40,000 shares at $3.31 per share which Mr. Fraser has the right to acquire pursuant to currently exercisable stock options. The number of shares reflected does not include options to purchase 20,000 shares at $3.31 per share which Mr. Fraser has the right to acquire pursuant to stock options which are currently not exercisable.

 (5) Includes 5,637 notional shares subject to terms of 1997 Non-Employee Directors' Fee Plan, and options to purchase (i) 38,000 shares at 12.00 per share, (ii) 3,000 shares at $11.35 per share, (iii) 3,000 shares at $4.88 per share, and (iv) 3,000 shares at 3.13 per share which Mr. d'Amours has the right to acquire pursuant to stock options that are exercisable within 60 days of the Record Date.
 (6) Does not include 473,508 shares owned by Philanderer Six, Inc. Mr. Julien has a minority interest in Philanderer Six, Inc., but does not have voting power or dispositive power over the shares of common stock owned by Philanderer Six, Inc. In addition to 5,265 notional shares subject to the terms of the 1997 Non-Employee Directors' Fee Plan, it includes options to purchase (I) 38,000 shares at $12.00 per share, (ii) 3,000 shares at $11.35 per share, (iii) 3,000 shares at $4.88 per share, and
      (iv) 3,000 shares at $3.13 per share which Mr. Julien has the right to acquire pursuant to stock options that are exercisable within 60 days of the Record Date.
 (7) Includes 463,158 shares owned by Geanal Holding, Inc. all of the capital stock of which is owned by Mr. Alexandre Raab, and includes options to purchase (i) 38,000 shares at $12.00 per share, (ii) 3,000 shares at $11.35 per share, (iii) 3,000 shares at $4.88 per share, and (iv) 3,000 shares at $3.13 per share which Mr. Raab has the right to acquire pursuant to stock options that are exercisable within 60 days of the Record Date.
 (8) Includes 134,654 shares owned by Shanklin Investments, Limited, in which Mr. Schipper has a controlling interest, and includes options to purchase
      (I) 38,000 shares at $12.00 per share, (ii) 3,000 shares at $11.35 per share, (iii) 3,000 shares at $4.88 per share, and (iv) 3,000 shares at $3.13 per share which Mr. Schipper has the right to acquire pursuant to stock options that are exercisable within 60 days of the Record Date.
 (9) Includes 966 notional shares subject to the terms of the 1997 Non-Employee Directors' Fee Plan. Does not include option to purchase 3,000 shares at $2.75 per share which are not exercisable within 60 days of the Record Date.
(10) The following information is derived from a Schedule 13G filed on February 14, 2001 by Wellington Management Co., LLP reflecting beneficial ownership as of December 31, 2000. Wellington Management Co., LLP is an investment adviser registered under Section 203 of the Investment Adviseres Act of 1940 and has sole voting and dispositive power of the shares owned by it. The address of Wellington Management Co., Inc. is 75 State Street, Boston, Massachusetts 02109.
(11) Includes 12,072 notional shares subject to the terms of the 1997 Non-Employee Directors' Fee Plan and options to purchase 596,666 pursuant to currently exercisable stock options.

                             EXECUTIVE COMPENSATION

  The following table sets forth information with respect to compensation paid by the Company to the Chief Executive Officer and the Company's other executive officers:

                           Summary Compensation Table

                                   Annual Compensation          Long Term Compensation
                             -------------------------------- ---------------------------
                                                                    Awards        Payouts
                                                              ------------------- -------
                                                              Restricted
                                                 Other Annual   Stock    Options/  LTIP    All Other
                                  Salary  Bonus  Compensation  Award(s)    SARs   Payouts Compensation
Name and Principal Position  Year   ($)    ($)       ($)         ($)       (#)      ($)       ($)
---------------------------  ---- ------- ------ ------------ ---------- -------- ------- ------------
Simon Raab, Ph.D.            2000 235,340 94,240
 President, Chairman and     1999 220,000 44,000
 Chief Executive Officer     1998 181,666 80,000                         200,000
Gregory A. Fraser, Ph.D.     2000 171,013 51,360
 Executive Vice President,   1999 160,000 32,000
 Secretary and Treasurer     1998 116,875 80,000                         120,000

  The following table sets forth information with respect to grants of stock options during 2000 to the executive officers named in the Summary Compensation Table.

                     Option/SAR Grants in Last Fiscal Year

                                                     Potential Realizable
                    Percent of                         Value At Assumed
       Number of      Total                          Annual Rates of Stock
         Shares    Options/SARs Exercise            Price Appreciation For
       Underlying   Granted to  Or Base                   Option Term
      Options/SARs Employees in  Price   Expiration -----------------------
Name    Granted    Fiscal Year   ($/Sh)     Date        5%          10%
----  ------------ ------------ -------- ---------- ----------- -----------
None

  The following table sets forth information with respect to aggregate stock option exercises by the executive officers named in the Summary Compensation Table during 2000 and the year-end value of unexercised options held by such executive officers.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                       and FY-End Options/SAR Value Table

                                                                               Value of
                                                                              Unexercised
                                                           Number of         In-the-Money
                                                          Unexercised       Options/SARs at
                          Number of                       Options/SARs        FY-End ($)*
                       Shares Acquired                     At FY-End   -------------------------
  Name                   on Exercise   Value Realized ($)     (#)      Exercisable Unexercisable
  ----                 --------------- ------------------ ------------ ----------- -------------
Simon Raab (1)                 0              $ 0           280,000        $ 0          $ 0
Gregory A. Fraser (2)          0              $ 0           180,000        $ 0          $ 0

----------------

* Based on the average high and low sales prices of the Company's Common Stock on December 31, 2000 as quoted on The Nasdaq Stock Market.
(1) Of the 280,000 stock options held by Mr. Raab, 80,000 were granted on September 13, 1997, expire on September 13, 2007, and are currently exercisable, 100,000 were granted on February 28, 1998, expire on February 28, 2008, and are currently exercisable; and 100,000 were granted on December 9, 1998, expire on December 9, 2008, and 66,667 shares are currently exercisable, and the remaining 33,333 shares are exercisable on each of December 9, 2001.
(2) Of the 180,000 stock options held by Mr. Fraser, 60,000 were granted on September 13, 1997, expire on September 13, 2007, and are currently exercisable, 60,000 were granted on February 28, 1998, expire on February 28, 2008, and are currently exercisable; and 60,000 were granted on December 9, 1998, expire on December 9, 2008, and 40,000 are currently exercisable, and the remaining 20,000 options are exercisable on December 9, 2001.

                      Report by the Compensation Committee
                           on Executive Compensation

  The Company's executive compensation program is administered by the Compensation Committee of the Board, which has responsibility for all aspects of the compensation program for the executive officers of the Company. A component of overall compensation is the granting of stock options, the award of which is made by the Compensation Committee and is discussed in "Long-Term Stock Incentives," below. The Compensation Committee consists of the entire Board, except in matters involving compensation of the two directors who are employees of the Company, in which matters these two directors absented themselves from the meeting and abstained from voting.

  The Compensation Committee's primary objective with respect to executive compensation is to establish programs that attract and retain key managers and align their compensation with the Company's overall business strategies, values, and performance. To this end, the Compensation Committee established and the Board endorsed an executive compensation philosophy for 2000, which included the following considerations:

  . a "pay-for-performance" feature that differentiates compensation results based upon organizational results and overall performance against plan; and

  . stock incentives, in certain cases, as a component of total compensation in order to closely align the interests of the Company's executives with the long-term interests of shareholders which facilitates retention of talented executives and encourages Company stock ownership and capital accumulation; and

  . emphasis on total compensation vs. cash compensation, under which base salaries are generally set at or below competitive levels but which motivates and rewards

   Company executives with total compensation (including incentive programs) at or above competitive levels, if the financial performance of the Company meets or exceeds goals established for the year.

  For 2000, the Company's executive compensation program was comprised of the following primary components: (a) base salaries; (b) annual cash incentive opportunities in the form of bonus; and (c) long-term incentive opportunities in the form of stock options. Each primary component of pay is discussed below.

  Base Salaries. Base salaries paid the Company's executive officers are subject to annual review and adjustment on the basis of individual and Company performance, level of responsibility, individual experience, and competitive, inflationary, and internal equity considerations. The base salary for Simon Raab, the Company's President and Chief Executive Officer, was increased in 2000 based upon such factors as the Company's profitability, cash flow and capital spending for the prior fiscal year, and subjective considerations, such as overall employee morale, succession planning, general personnel issues, and competitive positions. The Compensation Committee generally attempts to set base salaries of executive officers at levels that are comparable or slightly below "market" rates, as determined from information gathered by the Company from publicly traded companies which are similar in size and in the same industry group as the Company and which were used by Dow Jones in compiling the Industrial Technology Index appearing in the performance graph set forth below. The Compensation Committee believes that for the year ended December 31, 2000, executive salaries, including the salary paid to Mr. Raab, the Company's President and Chief Executive Officer, were equal to or less than the range of salaries paid by the companies surveyed.

  Annual Cash Incentives. Company executives are eligible to receive annual cash bonus awards to focus attention on achieving key goals pursuant to bonus plans designed to provide competitive incentive pay only in the event such objectives are met or exceeded. The objectives include specific targets for earnings as reflected in the Company's financial plan submitted by management and approved by the Compensation Committee and the Board based on a variety of factors, including viability of the target growth rate and amount of earnings appropriate to satisfy shareholder expectations.

  During the year ended December 31, 2000, Simon Raab, the Company's Chief Executive Officer, exceeded certain goals established by the Compensation Committee and in 2001, awarded Mr. Raab a bonus of $94,136 which was paid in March 2001.

  Long-Term Stock Incentives. Long-term stock incentives, which are a component of compensation, are awarded by the Compensation Committee of the Board. The Compensation Committee consists of the seven Directors whose names are listed at the end of this report, five of whom qualify as disinterested persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee administers the Company's 1993 Stock Option Plan (the "1993 Plan"), 1997 Employee Stock Option Plan (the "1997 Plan"), and 1997 Nonemployee Director Stock Option Plan (the "Nonemployee Director Plan") (the 1993 Plan, 1997 Plan, and Nonemployee Director Plan are collectively referred to as the "Plans"), and determines the recipients of the nonqualified and incentive Plans and non-Plan stock options and the exercise price of such stock options on the date of grant.

  The 1993 Plan provides for the grant of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, and nonqualified stock options, for federal income tax purposes, to officers and other key employees of the Company, and nonqualified stock options to non-employee directors of the Company. The 1997 Plan provides for the grant of incentive stock options and nonqualified stock options to officers and key employees of the Company. The Non-employee Director Plan provides for the grant of nonqualified stock options and formula options to non-employee directors. The 1993 Plan was originally adopted by the Board and shareholders in 1993. Grants to executives under the Company's 1993 Plan and 1997 Plan are determined by the Compensation Committee and are designed to align a portion of the executive compensation package with the long-term interests of the Company's shareholders by providing an incentive that focuses attention on managing the Company from the perspective of an owner with an equity stake in the business.

  Grants of stock options generally are limited to officers and other key employees and managers of the Company who are in a position to contribute substantially to the growth and success of the Company and its subsidiaries. Incentive stock options and nonqualified stock options are granted for terms up to ten years, and are designed to reward exceptional performance with a long-term benefit, facilitate stock ownership, and deter recruitment of key Company personnel by competitors and others. In evaluating annual compensation of executive officers, the Compensation Committee takes into consideration the stock options as a percentage of total compensation, consistent with its philosophy that stock incentives more closely align the interests of company managers with the long-term interests of shareholders, and takes the number of options granted to an executive officer into consideration in determining base salaries of executive officers. In granting stock options to executive officers, the Compensation Committee considers the number and size of stock options already held by an executive officer when determining the size of stock option awards to be made to the officer in a given fiscal year.

  Messrs. Raab and Fraser were not granted any stock options in 1999 and 2000. At March 15, 2000 the executive officers appearing in the Summary Compensation Table held stock or currently held the right to acquire stock representing 31.9 percent of the Company's outstanding Common Stock.

  Section 162(m). Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code"), which prohibits a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year (the "Dollar Limitation"). A covered employee is any employee who appears in the Summary Compensation Table who is also employed by the Company on the last day of the Company's calendar year. The Compensation Committee does not expect the deductibility of compensation paid in 2000 to any executive officer to be affected by Section 162(m). The Compensation Committee may consider alternatives to its existing compensation programs in the future with respect to qualifying executive compensation for deductibility.

  The Company generally is entitled to a tax deduction upon an employee's exercise of nonqualified options in an amount equal to the excess of the value of the shares over the exercise price. Such deduction is considered compensation for purposes of the Dollar Limitation with respect to options having an exercise price less than fair market value at the date of grant. Deductibility of compensation in future years to Messrs. Raab and Fraser may be affected by the Dollar Limitation if they remain covered employees and exercise options in amounts which would result in compensation to Mr. Raab and/or Mr. Fraser exceeding the Dollar Limitation in any year. As of December 31, 2000, Messrs. Raab and Fraser held options to acquire 280,000 and 180,000 shares, respectively, of the Company's Common Stock. All these options are at a higher exercise price than the current market price. Of the options held by Messrs. Raab and Fraser at year end, (1) 80,000 and 60,000 respectively expire on September 13, 2007, and are currently exercisable; (2) 100,000 and 60,000 respectively expire on February 28, 2008 and are currently exercisable; and (3) 100,000 and 60,000 respectively expire on December 9, 2008, and 66,667 and 40,000 respectively are currently exercisable. Messrs. Raab and Fraser have each agreed to cooperate with the Company in exercising their options so as to minimize any loss of deductibility due to the Dollar Limitation.

  Conclusion. As described above, the Company's executive compensation program provides a link between total compensation and the Company's performance and long-term stock price appreciation consistent with the compensation philosophies set forth above. This program has been established since the Company's establishment of its first stock option plan in 1993, and has been a significant factor in the Company's growth and profitability and the resulting gains achieved by the Company's shareholders.

March 15, 2001               Compensation Committee

                                Hubert d'Amours
                                  Andre Julien
                                 Alexandre Raab
                                Norman Schipper
                                  Stephen Cole
                                   Simon Raab
                                 Gregory Fraser

          Compensation Committee Interlocks and Insider Participation

  The Compensation Committee currently consists of Messrs. Hubert d'Amours, Andre Julien, Alexandre Raab, Norman Schipper, Stephen Cole, Simon Raab, and Gregory Fraser. Currently, Mr. Julien serves as Chairman of the Committee. Stock option grants are considered part of the overall compensation for executive officers of the Company. There were no transactions during the year ended December 31, 2000 between the Company and members of the Compensation Committee or entities in which they own an interest, other than as disclosed in CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company leases its headquarters from Xenon Research, Inc. ("Xenon"), all of the issued and outstanding capital stock of which is owned by Simon Raab, the Company's President and Chief Executive Officer, and Diana Raab, his spouse. The term of the lease expires on February 28, 2006, and the Company has two five-year renewal options. Base rent under the lease was $355,000 for 2000. Base rent during renewal periods will reflect changes in the U.S. Bureau of Labor statistics consumer Price Index for all Urban Consumers. The terms of the lease were approved by an independent committee of the Company's Board of Directors upon review of an independent market study of comparable rental rates and such terms are, in the opinion of the Board of Directors, no less favorable than those that could be obtained on an arm's-length basis.

                               PERFORMANCE GRAPH

  The following line graph compares the Company's cumulative total shareholder return with the cumulative total shareholder return of the Dow Jones Equity Market Index and the Dow Jones Industrial Technology Index since the Company's initial public offering in September 1997 assuming in each case an initial investment of $100 on September 18, 1997:


                                                      Cumulative Total Return

                              9/18/97  9/97  12/97  3/98  6/98  9/98  12/98  3/99  6/99  9/99  12/99
FARO TECHNOLOGIES, INC.           100   101     72    74    65    19     25    39    31    21     18
DOW JONES EQUITY MARKET           100   100    103   117   121   109    133   139   148   138    160
DOW JONES INDUSTRIAL EQUIPMENT    100   100     88    88    78    65     81    72    99   107    218

                         INDEPENDENT PUBLIC ACCOUNTANTS

  In August 21, 2000, Deloitte & Touch LLP ("Deliotte"), who had served as principal accountant to audit the consolidated financial statements of the Company, resigned from its engagement with the Company. Following Deloitte's resignation, the Board of Directors of the Company approved the engagement of Ernst & Young LLP as the principal accountant and replacement for Deloitte.

  During the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation), no report of Deloitte on the Company's consolidated financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation), there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make a reference to the subject matter of the disagreements in connection with its report.

  Deloitte did not advise the Company at any time during the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation):

    (a) that the internal controls necessary for the Company to develop reliable consolidated financial statements did not exist;

    (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the consolidated financial statements prepared by management;

    (c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years and the subsequent interim period preceding August 21, 2000 (date of resignation) that if further investigated may (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying consolidated financial statements, or the consolidated financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent consolidated financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements; or

    (d) that information had come to its attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying consolidated financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent consolidated financial statements covered by an audit report.

  Neither the Company nor anyone on its behalf has consulted with Ernst & Young regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

  The fees billed by Deloitte and Ernst &Young LLP for professional services rendered in connection with all audit and non-audit related matters for the year ended December 31, 2000 were as follows:

Audit Fees

  Deloitte and Ernst & Young LLP have billed the Company approximately $205,000 for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the year ended December 31, 2000. Of the $205,000 in audit fees, $188,000 were billed by Ernst & Young LLP and $17,000 were billed by Deloitte.

Financial Information Systems Design and Implementation Fees

  The Company did not engage either Deloitte or Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2000.

All Other Fees

  Deloitte and Ernst & Young LLP have billed the Company approximately $158,000 for all professional services rendered by Deloitte and Ernst & Young LLP (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the year ended December 31, 2000. These fees represent compensation for tax compliance services. Of the $158,000 in corporate tax and VAT compliance fees, $11,000 were billed by Ernst & Young LLP and $147,000 were billed by Deloitte.

  The Audit Committee has determined that the services provided by Ernst &Young LLP and Deloitte that were not directly related to the most recent audit are compatible with maintaining the principal accountant's independence.

  The Company does not expect representatives of Deloitte to be present at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Those representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

  The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Rule 14a-8") for inclusion in the Company's proxy statement for its 2002 Annual Meeting of Shareholders is December 3, 2001. Notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for its 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal if received by the Company after February 16, 2002.

                                 OTHER MATTERS

  If any other matters shall come before the Annual Meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The Board does not know of any other matters which will be presented for action at the meeting.

                                        By Order of the Board of Directors

                                        /s/ Gregory A. Fraser
April 2, 2000                           GREGORY A. FRASER, Ph.D.
                                        Secretary

                                                                      APPENDIX A

                            FARO TECHNOLOGIES, INC.
                        Restated Audit Committee Charter

I. PURPOSE

  The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  . Review and appraise the audit efforts of the Corporation's independent certified public accountants and internal auditing department, if applicable.

  . Provide an open avenue of communication among the independent certified public accountants, financial and senior management, the internal auditing department, if applicable, and the Board of Directors.

  The Audit Committee will primarily fulfill three responsibilities by carrying out the activities enumerated in Section IV of this Charter. This Charter, however, is not intended to, and does not, create any legal or fiduciary duties or responsibilities or form the basis for a breach of fiduciary duty or potential liability if not complied with.

II. COMPOSITION

  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be "independent" as that term is used in the applicable rules and regulations of the National Association of Securities Dealers, Inc., and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

  The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department, if applicable, and the independent certified public accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent certified public accountants and management quarterly to review the Corporation's financials consistent with Item IV.4. below.

IV. RESPONSIBILITIES AND DUTIES

  To fulfill its responsibilities and duties the Audit Committee shall:

 Documents/Reports Review

  1. Review and update this Charter periodically, at least annually, as conditions dictate.

  2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent certified public accountants.

  3. Review the regular internal reports to management prepared by the internal auditing department, if applicable, and management's response.

  4. Review with financial management and the independent certified public accountants the 10-Q prior to its filing, or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

 Independent Accountants

  5. Recommend to the Board of Directors the selection of the independent certified public accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent certified public accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

  6. Review the performance of the independent certified public accountants and approve any proposed discharge of the independent certified public accountants when circumstances warrant.

  7. Periodically consult with the independent certified public accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements.


 Financial Reporting Processes

  8. In consultation with the independent certified public accountants and the internal auditors if applicable, review the integrity of the organization's financial reporting processes, both internal and external.

  9. Consider the independent certified public accountants' judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent certified public accountants, management, or the internal auditing department, if applicable.


 Process Improvement

  11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent certified public accountants and the internal auditors if applicable, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.


  12. Following completion of the annual audit, review separately with each of management, the independent certified public accountants and the internal auditing department, if applicable, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  13. Review any significant disagreement among management and the independent certified public accountants or the internal auditing department, if applicable, in connection with the preparation of the financial statements.

  14. Review with the independent certified public accountants, the internal auditing department, if applicable, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

 Ethical and Legal Compliance

  15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

  16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

  17. Review activities, organizational structure, and qualifications of the internal audit department, if applicable.

  18. Review with the organization's counsel, legal compliance matters including corporate securities trading policies.

  19. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

  20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                     PROXY
                            FARO TECHNOLOGIES, INC.

            THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 1, 2001

     The undersigned stockholder appoints SIMON RAAB and GREGORY A. FRASER, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of FARO Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 125 Technology Park, Lake Mary, Florida, on Tuesday, May 1, 2001, at 10:00 am., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

PLEASE CHECK THE BOXES BELOW, SIGN, DATE AND RETURN THIS PROXY TO FIRSTAR BANK, N.A., 1555 NORTH RIVERCENTER DRIVE, SUITE 301, MILWAUKEE, WISCONSIN 53212, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.





              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


                  FARO TECHNOLOGIES, INC. 2001 ANNUAL MEETING

1. TO ELECT THREE DIRECTORS:            1 - Norman Schipper, Q.C.      [_] FOR all nominees           [_] WITHHOLD AUTHORITY
(to serve for a term of three years)    2 - Alexandre Raab                 listed to the left (except     to vote for all nominees
                                                                           as specified below).           listed to the left.
(to serve for a term of one year)       3 - Stephen R. Cole

(Instructions: To withhold authority to vote for any indicated       -----------------------------
nominee, write the numbers(s)of the nominee(s) in the box provided   -----------------------------
to the right.)

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

Check appropriate box
Indicate changes below:                       Date____________________  NO. OF SHARES
Address Change?          [_]  Name Change?  [_]
                                                                     -----------------------------
                                                                     -----------------------------
                                                                     Signature(s) In Box

                                                                     -----------------------------
                                                                     -----------------------------
                                                                     Print Names

                                                                     Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full
                                                                     corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.